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EXHIBIT 10.4

EXECUTION COPY

AMENDMENT NO. 2 TO STOCKHOLDERS AGREEMENT

        AMENDMENT NO. 2, dated as of June 12, 2003 (this "Amendment No. 2"), by and among Riverwood Holding, Inc., a Delaware corporation (the "Company"), the persons listed on Schedule I hereto (each, a "Family Stockholder" and, collectively, the "Family Stockholders"), Clayton, Dubilier & Rice Fund V Limited Partnership (the "CDR Fund") and EXOR Group S.A. ("Exor"), to the Stockholders Agreement, dated as of March 25, 2003, as amended by Amendment No. 1, dated as of April 29, 2003 (the "Original Agreement"), by and among the Company, the Family Stockholders, the CDR Fund and Exor. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Original Agreement, and all references to Articles and Sections herein are references to Articles and Sections of the Original Agreement.

        The parties hereby agree as follows:

  1.
  Amendment to Section 2.3(a). Section 2.3(a) is hereby amended to read in its entirety as follows:

  "(a)
  Audit Committee. The Audit Committee of the Board shall have three members, consisting of the CDR Designee, the Family Designee and one Other Director, or such other members as the CDR Designee and the Family Designee shall mutually agree. Each member of the Audit Committee shall meet the requirements for membership of an audit committee under applicable law and exchange listing requirements. Without limiting the powers of the Audit Committee, the Audit Committee will have the authority, at its discretion, to invite the EXOR Designee to attend meetings of the Audit Committee and to provide to the EXOR Designee copies of all written materials provided to the Audit Committee."

  2.
  Amendment to Section 2.3(b). The second sentence of Section 2.3(b) is hereby amended to read in its entirety as follows:

    "No employee of the Company or its Subsidiaries shall serve on the Compensation and Benefits Committee."

  3.
  Amendment to Section 2.3(c). The last sentence of Section 2.3(c) is hereby amended to read in its entirety as follows:

    "No employee of the Company or its Subsidiaries (other than Jeffrey H. Coors) shall serve on the Nominating and Corporate Governance Committee."

  4.
  Confirmation of Original Agreement. Except as expressly modified by this Amendment No. 2, all provisions of the Original Agreement remain unmodified and in full force and effect. This Amendment will be governed by all of the Miscellaneous provisions of Article VI.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 2 by their authorized representatives as of the date first above written.

RIVERWOOD HOLDING, INC.
By:	/s/ STEPHEN M. HUMPHREY

	Name:	Stephen M. Humphrey
	Title:	President and Chief Executive Officer

CLAYTON, DUBILIER & RICE FUND V LIMITED PARTNERSHIP
By:	CD&R Associates V Limited Partnership, its general partner
	By:	CD&R Investment Associates II, Inc., its managing general partner
		By:	/s/ KEVIN J. CONWAY
			Name:	Kevin J. Conway
			Title:	Vice President and Secretary

EXOR GROUP S.A.
By:	/s/ PETER J. ROTHENBERG

Name: Peter J. Rothenberg
Title: Attorney-in-Fact
THE FAMILY STOCKHOLDERS LISTED ON SCHEDULE I HERETO
By:	Jeffrey H. Coors, as Family Representative
/s/ JEFFREY H. COORS Name: Jeffrey H. Coors Title: Attorney-in-Fact

Schedule I

Family Stockholders

1.
Adolph Coors, Jr. Trust dated September 12, 1969

2.
Augusta Coors Collbran Trust dated July 5, 1946

3.
Bertha Coors Munroe Trust dated July 5, 1946

4.
Grover C. Coors Trust dated August 7, 1952

5.
Herman F. Coors Trust dated July 5, 1946

6.
Janet H. Coors Irrevocable Trust FBO Frances M. Baker dated July 27, 1976

7.
Janet H. Coors Irrevocable Trust FBO Frank E. Ferrin dated July 27, 1976

8.
Janet H. Coors Irrevocable Trust FBO Joseph J. Ferrin dated July 27, 1976

9.
Joseph Coors Trust dated December 14, 1988

10.
Louise Coors Porter Trust dated July 5, 1946

11.
May Kistler Coors Trust dated September 24, 1965

12.
Darden K. Coors

13.
Jeffrey H. Coors

14.
John K. Coors

15.
Joseph Coors, Jr.

16.
Peter H. Coors

17.
William K. Coors

18.
Adolph Coors Foundation

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  EXHIBIT 10.4
AMENDMENT NO. 2 TO STOCKHOLDERS AGREEMENT
  Schedule I
Family Stockholders